                                                                    Exhibit 99.1

      FILED BY ECHO HEALTHCARE ACQUISITION CORP. (COMMISSION FILE NO. 000-51596)
              PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                 AND DEEMED FILED PURSUANT TO RULE 14A-12 OF THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SUBJECT COMPANY: XLNT VETERINARY CARE, INC.

FOR FURTHER INFORMATION:

AT THE COMPANY:                                  AT FINANCIAL RELATIONS BOARD:
Joel Kanter                                      Erin Cox
President and Secretary                          General Information
Echo Healthcare Acquisition Corp.                (310) 854-8319
(703) 760-7888                                   ecox@frbir.com

FOR IMMEDIATE RELEASE

                 ECHO HEALTHCARE ACQUISITION CORP. AMENDS MERGER
                   AGREEMENT WITH XLNT VETERINARY CARE, INC.

VIENNA, VIRGINIA--FEBRUARY 20, 2007--ECHO HEALTHCARE ACQUISITION CORP. ("Echo" or the "Company") (OTCBB: EHHA.OB), a blank check company whose securities began trading publicly in March 2006, announced today that it has amended its merger agreement with XLNT Veterinary Care, Inc. ("XLNT"). The primary purpose of the amendment is to provide additional time for XLNT to complete certain financial audits required to be included in Echo's proxy statement/prospectus to be filed with the Securities and Exchange Commission ("SEC") to be used to obtain stockholder approval of the merger.

Echo originally anticipated filing a registration statement with the SEC that would include audited financial statements of XLNT and certain of its subsidiaries through September 30, 2006. However, the SEC staff has advised Echo that full-year audited financial statements for the fiscal year ended December 31, 2006, as well as audited financial statements of hospitals and clinics acquired by XLNT in 2007 covering certain periods during 2007, will also be required. As a result, the parties amended the merger agreement to extend the deadline for delivery of the above mentioned financial statements to March 31, 2007 to provide the additional time required to complete the necessary audits. The amended merger agreement also requires that the audited financial statements for hospitals and clinics acquired subsequent to December 31, 2006 must be delivered to Echo on or before May 10, 2007.

Gene Burleson, Chairman and CEO of Echo, stated, "While the requirement of additional audited financial statements from XLNT will delay our stockholders' vote on the proposed merger, we continue to believe in the strength of the business and are firmly committed to executing our previously stated strategic objective of expanding our veterinary care services and network. We are working with XLNT to finalize the remaining audits quickly and will work to file our registration statement as soon as possible."

In addition to extending the deadlines to accommodate XLNT's audits, the parties also amended the merger agreement to increase the minimum pro forma revenue threshold to be achieved by XLNT from $48.0 million to $57.5 million for the twelve months ended December 31, 2006. The merger consideration to be received by XLNT's stockholders will still be determined based on XLNT's revenue for the twelve months ended December 31 2006 (determined on a pro forma basis to include all hospitals and clinics acquired by XLNT prior to March 31, 2007) up to $60 million multiplied by 2.00. The amended merger agreement also provides that XLNT revenues in excess of $60.0 million will generate additional merger consideration based on a multiple of 1.15. In recognition of the delay resulting from the financial statement requirements discussed above, the merger agreement has been further amended to provide that the dollar value of the merger consideration to be received by XLNT's stockholders will be increased by a formula amount that will enable XLNT's stockholders to participate along with Echo's stockholders in any benefits realized from improvements in revenue generation, EBITDA and EBITDA margin achieved by XLNT during the period between January 1, 2007 and the closing of the merger.

XLNT has agreed to temporarily suspend its acquisition program as of March 31 to finalize all financial statement requirements in order to enable Echo to seek stockholder approval of the proposed merger. During this period, XLNT's management will focus on integrating all hospitals and clinics acquired prior to that date and on improving operations.

In addition, the termination date of the merger agreement was extended from October 31, 2007 to March 21, 2008 to accommodate the additional time needed to finalize XLNT's audits.

ABOUT XLNT VETERINARY CARE, INC.

XLNT Veterinary Care, Inc. is a provider of veterinary primary care services to companion animals through a network of fully-owned veterinary hospitals. XLNT currently owns and operates 20 veterinary hospitals and clinics in the state of California.

ABOUT ECHO HEALTHCARE ACQUISITION CORP.

Echo Healthcare Acquisition Corp. is a blank check company that was formed on June 10, 2005 to serve as a vehicle for the acquisition of one or more domestic or international operating businesses in the healthcare industry. On March 22, 2006, Echo consummated its initial public offering ("IPO") of 6,250,000 Units. On March 27, 2006, the Company consummated the closing of 937,500 additional Units subject to the underwriters' over-allotment option. The 7,187,500 Units sold in the IPO (including the 937,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, which together with the private placement of the 458,333 warrants to certain stockholders and directors of the Company at an offering price of $1.20 per share, generated total gross proceeds of $58,050,000. Of this amount, $54,947,000 was placed in trust. Echo common stock trades on the OTC Bulletin Board under the symbol EHHA.OB. To learn more about Echo, visit the website at HTTP://WWW.ECHOHEALTHCARE.COM.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Echo plans to file a Registration Statement on Form S-4 with the Securities and Exchange Commission ("SEC") in connection with the merger, and Echo expects to mail a Proxy Statement/Prospectus to stockholders of Echo concerning the proposed merger transaction. INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182.

In addition to the Registration Statement and Proxy Statement/Prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. THE FOREGOING INFORMATION REGARDING THE AMENDMENTS TO THE MERGER AGREEMENT IS A SUMMARY OF SUCH AMENDMENTS AND DOES NOT DISCUSS ALL OF THE CHANGES THAT ARE INCLUDED IN THE AMENDED MERGER AGREEMENT, SOME OF WHICH MAY BE MATERIAL TO INVESTORS. You may read and copy any reports, statements or other information filed by Echo (including the amended merger agreement) at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo's filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC's web site at www.sec.gov.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. In addition, Morgan Joseph & Co. Inc. ("Morgan Joseph"), Roth Capital Partners, LLC ("Roth"), the directors and executive officers of Echo and the directors, officers and affiliates of XLNT may also be deemed to be participants in the solicitation of proxies. Information about Morgan Joseph, Roth and the directors and executive officers of Echo is set forth in the prospectus filed with the SEC on March 17, 2006. Information about the directors and executive officers of XLNT as well as updated information about Morgan Joseph, Roth and the directors and officers of Echo will be included in the Proxy Statement/Prospectus. Morgan Joseph, Roth, and the directors and executive officers of Echo and XLNT have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Echo generally. Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of Directors, option and stock holdings and indemnification.

SAFE HARBOR STATEMENT

Except for the historical information contained herein, the matters set forth in this press release, including, but not limited to, statements as to the expected benefits of the combination of the two companies, veterinary hospital acquisitions, future product and service offerings, expected synergies, improved revenue, EBITDA and EBITDA margins, and timing of closing, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "intend," "estimate," "anticipate," "will," "guidance," "forecast," "outlook" and similar expressions identify some, but not all, of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its prospectus filed with the SEC on March 17, 2006. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.